Recording requested by/return to: James D. Hurley 15315 W. Magnolia Blvd, Suite 120 Sherman Oaks, CA 91402 The foregoing mailing address for the minerals assignee/lessee under this instrument may be used for tax and assessment purposes.	----------- Above This Line for Official Use Only -----------

ASSIGNMENT OF MINING AND MINERAL LEASES

[Uintah County, Utah]

This **ASSIGNMENT OF MINING AND MINERAL LEASES** ("Assignment"), dated and made effective as of October 25, 2021, is entered into by and between TMC CAPITAL, LLC, a Utah limited liability company, having offices at 15315 W. Magnolia Boulevard, Suite 120, Sherman Oaks, California 91402 ("Assignor"), and VALKOR ENERGY HOLDINGS, LLC, a Utah limited liability company, having offices at 21732 Provincial Boulevard, Suite 160, Katy, Texas 77450 ("Assignee") (the parties sometimes referred to individually as a "Party" or collectively as the "Parties").

WITNESSETH:

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in accordance with and pursuant to the terms of that Agreement Governing Reciprocal Assignment of Mineral Leases dated as of October 15, 2021, executed by and between the Parties (the "Agreement"), Assignor hereby sells, grants, assigns, conveys and otherwise transfers to Assignee all of Assignor's right, title and interest in and to the following mineral leases:

Mining and Mineral Lease Agreement dated July 1, 2013, as amended, executed by and between Asphalt Ridge, Inc., a Utah corporation, as lessor, and TMC Capital, LLC, as lessee, covering lands situated in Uintah County, State of Utah, all as more particularly described in Exhibit A hereto;

Short-Term Mining Lease dated August 1, 2020, as amended, executed by and between Asphalt Ridge, Inc., a Utah corporation, as lessor, and Valkor Energy Holdings, LLC, TMC Capital, LLC, as lessee, covering lands situated in Uintah County, State of Utah, all as more particularly described in Exhibit A hereto;

(collectively, the "Leases").

Together with all rights-of-way, easements and other appurtenances thereto, including all mines and mine sites located within the lands covered by the Lease, and including all claims, rights and interests held by Assignor in and to the Leases.

TO HAVE AND TO HOLD the Leases unto Assignee, its successors and assigns, forever, subject, however, to the following:

1. This Assignment is made pursuant to the terms of the Agreement. The execution and delivery of this Assignment by Assignor, and the execution and acceptance of this Assignment by Assignee, shall

not operate to release or impair any surviving rights or obligations of Assignor or Assignee, as the case may be, under the Agreement.

2. This Assignment is made without any warranty of title as to the Leases or as to the lands covered thereby. SUBJECT TO ANY REPRESENTATIONS AND COVENANTS GIVEN BY ASSIGNOR IN OR UNDER THE AGREEMENT, ALL OF THE RIGHT AND INTEREST OF ASSIGNOR IN THE LEASES ARE BEING TRANSFERRED ON AN "AS IS" BASIS WITHOUT ASSIGNOR MAKING ANY OTHER REPRESENTATIONS OR WARRANTIES, WRITTEN OR ORAL, STATUTORY, EXPRESS OR IMPLIED, CONCERNING THE LEASES OR ANY OF THE RIGHTS, OBLIGATIONS OR LIMITATIONS THEREIN, INCLUDING, WITHOUT LIMITATION, ANY REPRESENTATION OR WARRANTY OF TITLE OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, ALL OF WHICH ARE HEREBY EXPRESSLY DISCLAIMED. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, ASSIGNOR MAKES NO REPRESENTATION OR WARRANTY REGARDING THE FUTURE FINANCIAL PERFORMANCE OF THE LEASES OR REGARDING ANY BUSINESS OR FINANCIAL PROJECTIONS MADE AVAILABLE TO ASSIGNEE REGARDING THE LEASES OR THE ESTIMATED VALUE AND QUANTITY OF MINERALS ON OR WITHIN THE LEASES OR THE LANDS COVERED THEREBY.

3. The Leases are subject to certain depth limitations as more particularly described therein;

4. The assignment of Assignor's rights and interests in the Leases under this Assignment shall not include the oil sands extraction and processing facility located on lands included within the Leases, which is owned and operated by Petroteq Oil Recovery, LLC, a Utah limited liability company, or any of the pipelines, units, tanks, equipment or vehicles included as a part thereof or used in connection with the construction, operation or maintenance thereof.

5. Assignee shall be entitled to record this Assignment in the county or other jurisdiction in which the lands covered by the Leases are located or, at Assignee's request, Assignor shall execute a Memorandum at or following the date of this Assignment that may be recorded in lieu of recording this Assignment in its entirety. The recording of any such Memorandum shall include a description of the Leases and the lands covered thereby and shall be binding upon Assignor and Assignee, their respective successors and assigns, as though this Assignment had been filed in its entirety.

6. This Assignment shall bind and inure to the benefit of the Parties and their respective successors and assigns.

7. This Assignment may be executed in any number of counterparts, including counterpart signature pages, and each counterpart hereof shall be deemed to be an original instrument, but all such counterparts shall constitute but one instrument.

[SIGNATURES OF PARTIES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the Parties have executed this Assignment as provided below.

SIGNATURES OF PARTIES	
	TMC CAPITAL, LLC By: ______________________ Name: R. Gerald Bailey Title: Manager
	VALKOR ENERGY HOLDINGS, LLC By: ______________________ Name: Steven Byle Title: Managing Member

[ACKNOWLEDGEMENTS ON FOLLOWING PAGE]

ACKNOWLEDGEMENTS

STATE OF TEXAS)

COUNTY OF GALVESTON)

BEFORE ME, the undersigned authority, on this day personally appeared R. GERALD BAILEY, known to me to be the person whose name is subscribed to the foregoing instrument as the Manager of TMC CAPITAL, LLC, a Utah limited liability company, and acknowledged to me that the same was the act of said company and that he executed the same as the act of the company for the purposes and consideration therein expressed and in the capacity therein stated.

Given Under My Hand and Seal of Office on this 27 day of October, 2021.

[Seal] BOBBIE WILLIAMS Notary ID #10720794 My Commission Expires August 6, 2023

Notary Public in and for Texas

STATE OF UTAH)

COUNTY OF SUMMIT)

BEFORE ME, the undersigned authority, on this day personally appeared STEVEN BYLE, known to me to be the person whose name is subscribed to the foregoing instrument as the Managing Member of VALKOR ENERGY HOLDINGS, LLC, a Utah limited liability company, and acknowledged to me that the same was the act of said company and that he executed the same as the act of the company for the purposes and consideration therein expressed and in the capacity therein stated.

Given Under My Hand and Seal of Office on this 28TH day of October, 2021.

[Seal] BRAD W. DARRINGTON Notary Public - State of Utah Comm. No. 713913 My Commission Expires on Sep 1, 2024

Notary Public in and for STATE OF UTAH

EXHIBIT A
DESCRIPTION OF LEASES AND LANDS

[Asphalt Ridge, Uintah County, Utah]

1. <u>Mining and Mineral Lease Agreement dated July 1, 2013, as amended.</u>

Mining and Mineral Lease Agreement dated July 1, 2013, as amended, executed between Asphalt Ridge, Inc., as lessor, and TMC Capital, LLC, as lessee, with respect to lands situated in Uintah County (Salt Lake Meridian), Utah, more particularly described as follows:

<u>Township 4 South, Range 20 East (SLM)</u>
Section 25: Lots 1 & 2, W½NE¼ (Enterprise No. 6 patented mining claim)

<u>Township 4 South, Range 21 East (SLM)</u>
Section 30: Lots 1 & 2, W½ NE¼ NW¼, SE¼ NE¼ NW¼, SE¼ NW¼
(Enterprise No. 5 patented mining claim)

<u>Township 5 South, Range 21 East (SLM)</u>
Section 4: SW¼NW¼, NW¼SW¼, E½SW¼
Section 15: W½NW¼, SE¼NW¼, SW¼NE¼
Section 25: SW¼ (Cameron No. 7 patented mining claim)
Section 25: Lots 9 & 10, W½SE¼ (Cameron No. 5 patented mining claim)
Section 25: Lots 4 & 5, S½NW¼ (Cameron No. 8 patented mining claim)

<u>Township 5 South, Range 22 East (SLM)</u>
Section 31: Lot 3, SW¼SE¼, E½SW¼
Section 31: N½SE¼, SE¼SE¼ (Cameron No. 1 patented mining claim)
Section 32: SW¼

containing 1,229.82 acres, more or less.

2. <u>Short Term Mining Lease dated August 10, 2020, as amended.</u>

Short Term Mining Lease dated August 10, 2020, as amended on July 1, 2021, executed between Asphalt Ridge, Inc., as lessor, and Valkor Energy Holdings, LLC, as lessee, with respect to lands situated in Uintah County (Salt Lake Meridian), Utah, more particularly described as follows:

<u>Township 5 South, Range 22 East (SLM)</u>
Section 31: Lot 3, SW¼SE¼, E½SW¼, N½SE¼, and SE¼SE¼